MUST HAVE LTD

REPORT OF THE DIRECTORS AND

FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2013

CONTENTS OF THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2013

MUST HAVE LTD

COMPANY INFORMATION
FOR THE YEAR ENDED 30 JUNE 2013

DIRECTORS:	M C Corral D Levin J P Geiskopf R Hartford B D Willis
SECRETARY:	D Levin
REGISTERED OFFICE:	Unit 14 Dale Street Industrial Estate Radcliffe Manchester M26 1AD
REGISTERED NUMBER:	05101019 (England and Wales)
AUDITORS:	SCCA Ltd T/a Stafford & Co Chartered Accountants and Statutory Auditor 2nd Floor, Nelson Mill Gaskell Street Bolton Lancashire BL1 2QE
BANKERS:	Natwest Bank Plc

MUST HAVE LTD

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 30 JUNE 2013

The directors present their report with the financial statements of the company for the year ended 30 June 2013.

PRINCIPAL ACTIVITY

The principal activity of the company in the year under review was that of the sale of electronic equipment.

DIRECTORS

The directors shown below have held office during the whole of the period from 1 July 2012 to the date of this report.

M C Corral
D Levin

Other changes in directors holding office are as follows:

J P Geiskopf , R Hartford and B D Willis were appointed as directors after 30 June 2013 but prior to the date of this report.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

The directors are responsible for preparing the Report of the Directors and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgements and accounting estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS

So far as the directors are aware, there is no relevant audit information (as defined by Section 418 of the Companies Act 2006) of which the company's auditors are unaware, and each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the company's auditors are aware of that information.

MUST HAVE LTD

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 30 JUNE 2013

AUDITORS
The auditors, SCCA Ltd T/a Stafford & Co, will be proposed for re-appointment at the forthcoming Annual General Meeting.

ON BEHALF OF THE BOARD:

R Hartford - Director

25 April 2014

REPORT OF THE INDEPENDENT AUDITORS TO THE BOARD OF DIRECTORS OF MUST HAVE LTD

Report on the Financial Statements

We have audited the accompanying financial statements of Must Have Ltd, which comprise the balance sheets as of June 30, 2013 and 2012, and the related statements of profit and loss, changes in stockholder's equity and cash flows for the years then ended and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Must Have Ltd, as of June 30 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United Kingdom. Accounting principles generally accepted in the United Kingdom vary in certain important respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in the United States Generally Accepted Accounting Principles section.

Robert Stafford BA(Hons) ACA (Senior Statutory Auditor)
for and on behalf of SCCA Ltd T/a Stafford & Co
Chartered Accountants
and Statutory Auditor
2nd Floor, Nelson Mill
Gaskell Street
Bolton
Lancashire
BL1 2QE

25 April 2014

MUST HAVE LTD

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 JUNE 2013

	Notes	2013 £	2012 £
TURNOVER		12,073,679	3,592,113
Cost of sales		3,741,773	1,778,425
GROSS PROFIT		8,331,906	1,813,688
Administrative expenses		1,716,826	609,638
OPERATING PROFIT	3	6,615,080	1,204,050
Interest receivable and similar income		8,293	2,318
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		6,623,373	1,206,368
Tax on profit on ordinary activities	4	1,563,475	294,853
PROFIT FOR THE FINANCIAL YEAR		5,059,898	911,515

CONTINUING OPERATIONS
None of the company's activities were acquired or discontinued during the current year or previous year.

TOTAL RECOGNISED GAINS AND LOSSES
The company has no recognised gains or losses other than the profits for the current year or previous year.

MUST HAVE LTD (REGISTERED NUMBER: 05101019)

BALANCE SHEET
30 JUNE 2013

	Notes	2013 £	2013 £	2012 £	2012 £
FIXED ASSETS					
Intangible assets	6		1,750		1,750
Tangible assets	7		113,500		45,373
			115,250		47,123
CURRENT ASSETS					
Stocks	8	1,599,769		253,117	
Debtors	9	712,502		41,049	
Cash at bank and in hand		5,275,357		947,216	
		7,587,628		1,241,382	
CREDITORS					
Amounts falling due within one year	10	3,286,393		821,918	
NET CURRENT ASSETS			4,301,235		419,464
TOTAL ASSETS LESS CURRENT LIABILITIES			4,416,485		466,587
CAPITAL AND RESERVES					
Called up share capital	11		400		400
Other reserves	12		10,000		-
Profit and loss account	12		4,406,085		466,187
SHAREHOLDERS' FUNDS	14		4,416,485		466,587

The financial statements were approved by the Board of Directors on 25 April 2014 and were signed on its behalf by:

R Hartford - Director

MUST HAVE LTD

CASH FLOW STATEMENT – UK GAAP
FOR THE YEAR ENDED 30 JUNE 2013

	Notes	2013 £	2012 £
Net cash inflow from operating activities	1	5,919,646	1,300,654
Returns on investments and servicing of finance	2	8,293	2,318
Taxation		(294,949)	(20,080)
Capital expenditure	2	(97,765)	(40,738)
Equity dividends paid		(1,120,000)	(448,924)
		4,415,225	793,230
Financing	2	(87,084)	21,369
Increase in cash in the period		4,328,141	814,599

	Notes	2013 £	2012 £
Reconciliation of net cash flow to movement in net funds	3		
Increase in cash in the period		4,328,141	814,599
Change in net funds resulting from cash flows		4,328,141	814,599
Movement in net funds in the period		4,328,141	814,599
Net funds at 1 July		947,216	132,617
Net funds at 30 June		5,275,357	947,216

MUST HAVE LTD

NOTES TO THE CASH FLOW STATEMENT – UK GAAP
FOR THE YEAR ENDED 30 JUNE 2013

1. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2013	2012
	£	£
Operating profit	6,615,080	1,204,050
Depreciation charges	29,356	8,792
Loss on disposal of fixed assets	282	-
Share based payments	10,000	-
Increase in stocks	(1,346,652)	(166,617)
Increase in debtors	(600,360)	(9,320)
Increase in creditors	1,211,940	263,749
Net cash inflow from operating activities	5,919,646	1,300,654

2. ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

	2013	2012
	£	£
Returns on investments and servicing of finance		
Interest received	8,293	2,318
Net cash inflow for returns on investments and servicing of finance	8,293	2,318
Capital expenditure		
Purchase of tangible fixed assets	(97,483)	(40,738)
Sale of tangible fixed assets	(282)	-
Net cash outflow for capital expenditure	(97,765)	(40,738)
Financing		
Amount introduced by directors	27,603	25,342
Amount withdrawn by directors	(114,687)	(3,973)
Net cash (outflow)/inflow from financing	(87,084)	21,369

3. ANALYSIS OF CHANGES IN NET FUNDS

	At 1/7/12	Cash flow	At 30/6/13
	£	£	£
Net cash:			
Cash at bank and in hand	947,216	4,328,141	5,275,357
	947,216	4,328,141	5,275,357
Total	947,216	4,328,141	5,275,357

MUST HAVE LTD

CASH FLOW STATEMENT – US GAAP
FOR THE YEAR ENDED 30 JUNE 2013

	2013	2012
Cash Flows from Operating Activities		
Net income	**5,059,898**	911,515
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation	**29,356**	8,792
Stock-based compensation	**10,000**	
Deferred income taxes		
Changes in operating assets and liabilities:		
Accounts receivable	**(198,804)**	(4,376)
Prepaid expenses and other receivables	**(472,649)**	(4,944)
Inventories	**(1,346,652)**	(166,617)
Accounts payable	**694,344**	25,280
Income Taxes Payable	**1,268,526**	503,182
Accrued expenses and other liabilities	**501,605**	31,429
Net cash provided by operating activities	**5,545,624**	**1,304,261**
Cash Flows from Investing Activities		
Purchase of property, plant and equipment	**(97,483)**	(40,738)
Net cash used in investing activities	**(97,483)**	**(40,738)**
Cash Flows from Financing Activities		
Payment of dividends	**(1,120,000)**	(448,924)
Net cash (used in) provided by financing activities	(1,120,000)	**(448,924)**
Net decrease in cash and cash equivalents	**4,328,141**	**814,599**
Cash and Cash Equivalents, Beginning	**947,216**	132,617
Cash and Cash Equivalents, Ending	**5,275,357**	947,216
Supplemental Disclosure of Cash Flow Information		
Cash payments during the year for interest		
Cash paid during the year for income taxes	**294,949**	20,078

continued...

MUST HAVE LTD

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2013

1. ACCOUNTING POLICIES

Accounting convention
The financial statements have been prepared under the historical cost convention.

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Fixtures and fittings	- 50% on cost and 15% reducing balance
Computer equipment	- 25% reducing balance

During the year, it was decided by the directors' to alter the fixture and fittings and office equipment depreciation policy in order to reduce all kiosk additions 50% straight line each year. This was an increase from 15% reducing balance.

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Hire purchase and leasing commitments
Rentals paid under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

Pension costs and other post-retirement benefits
The company operates a defined contribution pension scheme. Contributions payable to the company's pension scheme are charged to the profit and loss account in the period to which they relate.

2. STAFF COSTS

	2013	2012
	£	£
Wages and salaries	560,885	380,754
Social security costs	21,701	8,581
	582,586	389,335

continued...

MUST HAVE LTD

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 30 JUNE 2013

3. OPERATING PROFIT

The operating profit is stated after charging:

	2013	2012
	£	£
Hire of plant and machinery	-	2,394
Depreciation - owned assets	29,356	8,792
Loss on disposal of fixed assets	282	-
Auditors' remuneration	6,000	-
Auditors' remuneration for non audit work	9,500	-
Directors' remuneration	16,878	15,310

4. TAXATION

Analysis of the tax charge
The tax charge on the profit on ordinary activities for the year was as follows:

	2013	2012
	£	£
Current tax:		
UK corporation tax	1,563,475	294,949
Under/Over provision	-	(96)
Tax on profit on ordinary activities	1,563,475	294,853

5. DIVIDENDS

	2013	2012
	£	£
Ordinary shares of £1 each		
Interim	1,120,000	448,924

6. INTANGIBLE FIXED ASSETS

	Patents and licences
	£
COST	
At 1 July 2012 and 30 June 2013	1,750
NET BOOK VALUE	
At 30 June 2013	1,750
At 30 June 2012	1,750

continued...

MUST HAVE LTD

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 30 JUNE 2013

7. **TANGIBLE FIXED ASSETS**

	Fixtures and fittings £	Motor vehicles £	Computer equipment £	Totals £
COST				
At 1 July 2012	52,384	-	9,543	61,927
Additions	69,207	17,483	10,793	97,483
At 30 June 2013	121,591	17,483	20,336	159,410
DEPRECIATION				
At 1 July 2012	12,004	-	4,550	16,554
Charge for year	21,758	4,005	3,593	29,356
At 30 June 2013	33,762	4,005	8,143	45,910
NET BOOK VALUE				
At 30 June 2013	87,829	13,478	12,193	113,500
At 30 June 2012	40,380	-	4,993	45,373

8. **STOCKS**

	2013 £	2012 £
Stocks	1,599,769	253,117

9. **DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR**

	2013 £	2012 £
Trade debtors	203,180	4,376
Other debtors	322,222	25,490
Directors' current accounts	71,093	-
Prepayments and accrued income	116,007	11,183
	712,502	41,049

10. **CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR**

	2013 £	2012 £
Trade creditors	846,560	152,216
Tax	1,563,475	294,949
Social security and other taxes	42,561	6,500
VAT	741,313	248,987
Other creditors	10,516	74,583
Directors' current accounts	25,863	41,854
Accrued expenses	56,105	2,829
	3,286,393	821,918

continued...

MUST HAVE LTD

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 30 JUNE 2013

11. CALLED UP SHARE CAPITAL

Allotted, issued and fully paid:

Number:	Class:	Nominal value:	2013 £	2012 £
400	Ordinary	£1	400	400

12. RESERVES

	Profit and loss account £	Other reserves £	Totals £
At 1 July 2012	466,187	-	466,187
Profit for the year	5,059,898		5,059,898
Dividends	(1,120,000)		(1,120,000)
Share based payments	-	10,000	10,000
At 30 June 2013	4,406,085	10,000	4,416,085

13. TRANSACTIONS WITH DIRECTORS

The following loan to directors subsisted during the years ended 30 June 2013 and 30 June 2012:

	2013 £	2012 £
D Levin		
Balance outstanding at start of year	-	-
Amounts advanced	76,093	-
Amounts repaid	-	-
Balance outstanding at end of year	76,093	-

One of the directors, David Levin, had an overdrawn loan account outstanding at the year end amounting to £76,093. This was repaid on 22 July 2013.

14. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

	2013 £	2012 £
Profit for the financial year	5,059,898	911,515
Dividends	(1,120,000)	(448,924)
	3,939,898	462,591
Share based payments	10,000	-
Net addition to shareholders' funds	3,949,898	462,591
Opening shareholders' funds	466,587	3,996
Closing shareholders' funds	4,416,485	466,587

continued...

MUST HAVE LTD

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 30 JUNE 2013

15. SHARE-BASED PAYMENT TRANSACTIONS

On the 31st January 2013 (the Grant Date), Must Have Ltd (the Company) entered into an EMI Option Agreement with David Jonathan Ryder (the Option Holder).

The principle terms and conditions of the share-based payment arrangements are as follows:

The Company granted an option to the option holder to acquire up to a maximum of 302 Shares.

The price payable per Share on exercise of the Option is £145.40.

At the Grant Date the Market Value of the Share is £145.40

Subject to legal details included in the share option agreement, the Option may be exercised at any time after the Grant Date and before the date falling on the tenth anniversary of the Grant Date.

Share - means a fully paid ordinary share of £0.10 each in the capital of the company.

Assumptions

The following assumptions are used to determine the fair value of share options at the respective date of grant:

Date of Grant	Exercise price (pence)	Ordinary shares under option	Share price at date of grant (pence)	Expected volatility	Life of option (years)	Expected dividend
31st January 2013	145.40	302	145.40	24.3%	10	Nil

The expected volatility for share options granted on 31st January 2013 has been estimated by reference to historic volatility of a sample of comparable companies, given the lack of share price trading history for the Company.

The expected life used in the model has been adjusted, based on management's best estimate, for the effects of non-transferability, exercise restrictions, and behavioural considerations.
National Insurance is payable on gains made by employees on exercise of share options granted to them.

16. RECONCILIATION FROM UK GAAP TO US GAAP

The financial statements prepared under UK GAAP can be reconciled to US GAAP based on the inclusion of a share based payment in relation to the EMI option granted at 31st January 2013. The financial statements completed to 30th June 2013 under UK GAAP did not include a value for the costs of the grant of the option as an expense to the profit and loss as this is not a requirement under UK GAAP. Under US GAAP an estimated costs of £10,000 has been included as an expense to the profit and loss account. This value has been calculated by using the Black Scholes model and the assumptions as detailed in the share based payments note.

The financial statements prepared under UK GAAP were prepared based on small company status, as per the FRSSE. To present the financial statements more akin to US GAAP these financial statements include certain disclosures and notes which would be included in a medium sized company and prepared as such, such as a cashflow statement. A USGAAP cashflow statement has also been included to show the fundamental differences between the disclosures.

MUST HAVE LIMITED

REPORT OF THE DIRECTORS AND

UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2013

MUST HAVE LIMITED

CONTENTS OF THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 2013

MUST HAVE LIMITED

COMPANY INFORMATION
FOR THE PERIOD ENDED 31 DECEMBER 2013

DIRECTORS:	M C Corral D Levin J P Geiskopf R Hartford B D Willis
SECRETARY:	D Levin
REGISTERED OFFICE:	Unit 14 Dale Street Industrial Estate Radcliffe Manchester M26 1AD
REGISTERED NUMBER:	05101019 (England and Wales)
ACCOUNTANTS:	SCCA Ltd T/a Stafford & Co Chartered Accountants 2nd Floor, Nelson Mill Gaskell Street Bolton Lancashire BL1 2QE

MUST HAVE LIMITED

REPORT OF THE DIRECTORS
FOR THE PERIOD ENDED 31 DECEMBER 2013

The directors present their report with the financial statements of the company for the period six month ended 31 December 2013.

PRINCIPAL ACTIVITY
The principal activity of the company in the year under review was that of the sale of electronic equipment.

DIRECTORS
The directors shown below have held office during the whole of the period from 1 January 2013 to the date of this report.

M C Corral
D Levin

Other changes in directors holding office are as follows:

J P Geiskopf , R Hartford and B D Willis were appointed as directors after 31 e 2013 but prior to the date of this report.

This report has been prepared in accordance with the special provisions of Part 15 of the Companies Act 2006 relating to small companies.

ON BEHALF OF THE BOARD:

....
Director

Date: ....

MUST HAVE LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED 31 DECEMBER 2013

	Notes	Period 1/7/13 to 31/12/13 £	Period 1/7/12 to 31/12/12 £
TURNOVER		9,312,961	4,253,166
Cost of sales		3,064,676	1,033,777
GROSS PROFIT		6,248,285	3,219,389
Administrative expenses		1,570,399	417,004
OPERATING PROFIT	2	4,677,886	2,802,385
Interest receivable and similar income		11,703	3,076
		4,689,589	2,805,461
Interest payable and similar charges		2	-
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		4,689,587	2,805,461
Tax on profit on ordinary activities	3	1,066,975	-
PROFIT FOR THE FINANCIAL YEAR		3,622,612	2,805,461

MUST HAVE LIMITED (REGISTERED NUMBER: 05101019)

BALANCE SHEET
31 DECEMBER 2013

	Notes	PE 31/12/2013 £	PE 31/12/2013 £	YE 30/6/2013 £	YE 30/6/2013 £
FIXED ASSETS					
Intangible assets	5		1,750		1,750
Tangible assets	6		162,521		113,500
			164,271		115,250
CURRENT ASSETS					
Stocks		1,796,634		1,599,769	
Debtors	7	638,179		712,502	
Cash at bank and in hand		7,355,763		5,275,357	
		9,790,576		7,587,628	
CREDITORS					
Amounts falling due within one year	8	3,479,750		3,286,393	
NET CURRENT ASSETS			6,310,826		4,301,235
TOTAL ASSETS LESS CURRENT LIABILITIES			6,475,097		4,416,485
CAPITAL AND RESERVES					
Called up share capital	9		400		400
Other reserves	10		10,000		-
Profit and loss account	10		6,464,697		4,416,085
SHAREHOLDERS' FUNDS			6,475,097		4,416,085

The company is entitled to exemption from audit under Section 477 of the Companies Act 2006 for the year ended 31 December 2013.

The members have not required the company to obtain an audit of its financial statements for the year ended 31 December 2013 in accordance with Section 476 of the Companies Act 2006.

The directors acknowledge their responsibilities for:
(a) ensuring that the company keeps accounting records which comply with Sections 386 and 387 of the Companies Act 2006 and
(b) preparing financial statements which give a true and fair view of the state of affairs of the company as at the end of each financial year and of its profit or loss for each financial year in accordance with the requirements of Sections 394 and 395 and which otherwise comply with the requirements of the Companies Act 2006 relating to financial statements, so far as applicable to the company.

The financial statements have been prepared in accordance with the special provisions of Part 15 of the Companies Act 2006 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The financial statements were approved by the Board of Directors on .... and were signed on its behalf by:

....
Director

MUST HAVE LIMITED

CASH FLOW STATEMENT
FOR THE PERIOD ENDED 31 DECEMBER 2013

	PE 1/7/2013 to 31/12/13		PE 1/7/2012 to 31/12/2012	
	£	£	£	£
Cash generated from operations				
Operating profit	4,677,886		2,802,385	
Reconciliation to cash generated from operations:				
Depreciation	38,668		5,756	
Loss on disposal of fixed assets	5,385		-	
Decrease/(Increase) in stocks	(196,865)		(1,246,883)	
(Increase)/Decrease in debtors	3,230		(139,874)	
(Decrease)/Increase in creditors	(898,945)		75,255	
		3,629,359		1,496,639
Cash from other sources				
Interest received	11,703		3,076	
Sale of tangible fixed assets	7,000		-	
Amount introduced by directors	96,421		(2,800)	
		115,124		276
Application of cash				
Interest paid	(2)		-	
Dividends paid	(1,564,000)		(51,900)	
Purchase of tangible fixed assets	(100,075)		(26,048)	
		(1,664,077)		(77,948)
Net increase in cash		2,080,406		1,418,967
Cash at bank and in hand at beginning of year		5,275,357		947,216
Cash at bank and in hand at end of year		7,355,763		2,366,183

MUST HAVE LIMITED

CASH FLOW STATEMENT
FOR THE PERIOD ENDED 31 DECEMBER 2013

	6 months 2013	6 months 2012
Cash Flows from Operating Activities		
Net income	**3,622,612**	2,805,461
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation	**38,668**	5,756
Stock-based compensation		
Deferred income taxes		
Loss on sale of property, plant and equipment	**5,385**	
Changes in operating assets and liabilities:		
Accounts receivable	**3,230**	(139,874)
Prepaid expenses and other receivables		
Inventories	**(196,865)**	(1,246,883)
Accounts payable	**(898,945)**	75,255
Income Taxes Payable	**1,066,975**	
Accrued expenses and other liabilities	**96,421**	(2,800)
Net cash provided by operating activities	**3,737,481**	**1,496,915**
Cash Flows from Investing Activities		
Proceeds from sale of property, plant and equipment	**7,000**	
Purchase of property, plant and equipment	**(100,075)**	(26,048)
Net cash used in investing activities	**(93,075)**	**(26,048)**
Cash Flows from Financing Activities		
Payment of dividends	**(1,564,000)**	(51,900)
Net cash (used in) provided by financing activities	**(1,564,000)**	**(51,900)**
Net decrease in cash and cash equivalents	**2,080,406**	**1,418,967**
Cash and Cash Equivalents, Beginning	**5,275,357**	947,216
Cash and Cash Equivalents, Ending	**7,355,763**	2,366,183

continued...

MUST HAVE LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 2013

1. ACCOUNTING POLICIES

Accounting convention
The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Plant and machinery etc - 50% on cost, 25% reducing balance and 15% reducing balance

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Hire purchase and leasing commitments
Rentals paid under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

Pension costs and other post-retirement benefits
The company operates a defined contribution pension scheme. Contributions payable to the company's pension scheme are charged to the profit and loss account in the period to which they relate.

2. OPERATING PROFIT

The operating profit is stated after charging:

	Period Ended 31/12/13 £	Period 1/7/12 to 31/12/12 £
Depreciation - owned assets	37,576	-
Loss on disposal of fixed assets	5,385	-
Directors' remuneration and other benefits etc	11,456	9,450

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NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE PERIOD ENDED 31 DECEMBER 2013

3. TAXATION

Analysis of the tax charge
The tax charge on the profit on ordinary activities for the year was as follows:

	Period Ended 31/12/13 £	Period 1/7/12 to 31/12/12 £
Current tax:		
UK Corporation tax	1,066,975	-
Tax on profit on ordinary activities	1,066,975	-

4. DIVIDENDS

	Year Ended 31/12/13 £	Period 1/7/12 to 31/12/12 £
Ordinary shares of 1 each		
Final	1,564,000	-
Interim	-	51,900
	1,564,000	51,900

5. INTANGIBLE FIXED ASSETS

	Other intangible assets £
COST	
At 1 July 2013 and 31 December 2013	1,750
NET BOOK VALUE	
At 31 December 2013	1,750
At 30 June 2013	1,750

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NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE PERIOD ENDED 31 DECEMBER 2013

6. TANGIBLE FIXED ASSETS

	Plant and machinery etc £
COST	
At 1 July 2013	159,410
Additions	100,075
Disposals	(17,483)
At 31 December 2013	242,002
DEPRECIATION	
At 1 July 2013	45,910
Charge for year	38,669
Eliminated on disposal	(5,098)
At 31 December 2013	79,481
NET BOOK VALUE	
At 31 December 2013	162,521
At 30 June 2013	113,500

7. DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31/12/2013 £	30/6/2013 £
Trade debtors	236,244	203,180
Other debtors	401,935	509,322
	638,179	712,502

8. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31/12/2013 £	30/6/2013 £
Trade creditors	389,151	846,560
Taxation and social security	3,008,119	2,347,349
Other creditors	82,480	92,484
	3,479,750	3,286,393

9. CALLED UP SHARE CAPITAL

Allotted, issued and fully paid:

Number:	Class:	Nominal value:	31/12/2013 £	30/6/2013 £
400	Ordinary	1	400	400

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NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE PERIOD ENDED 31 DECEMBER 2013

10. **RESERVES**

	Profit and loss account £	Other reserves £	Totals £
At 1 July 2013	4,406,085	10,000	4,416,085
Profit for the year	3,622,612		3,622,612
Dividends	(1,564,000)		(1,564,000)
At 30 June 2013	6,464,697	10,000	6,474,697